UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

June 3, 2019

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue

Mountain View, California 94043

(Address of principal executive offices)

(650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.Submission of Matters to a Vote of Security Holders.

On June 3, 2019, Quotient Technology Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 12, 2019, the record date for the Annual Meeting, 93,559,660 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 88,624,293, or approximately 94.72% of the outstanding common shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present:

1.

To elect our Board of Directors’ three nominees for Class II directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement in accordance with Securities and Exchange Commission (“SEC”) rules;
3.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers; and
4.

To ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange April 22, 2019.

The results of the voting at the Annual Meeting are as follows:

1. Election of three Class II Directors

Nominee	Votes For	Votes Withheld	Broker Non-votes
Steven Boal	67,969,205	1,764,253	18,890,835
Robert McDonald	69,478,986	254,472	18,890,835
Michelle McKenna	69,458,676	274,782	18,890,835

Each director nominee was duly elected to serve until the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to earlier resignation or removal.

2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-votes
64,459,000	3,760,969	1,513,489	18,890,835

Stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement in accordance with SEC rules.

3. Advisory Vote on Preferred Frequency of Stockholder Advisory Votes on Executive Compensation

Every Year	Every Two Year	Every Three Year	Abstentions	Broker Non-votes
68,796,969	11,289	773,231	151,969	18,890,835

Stockholders indicated, on an advisory basis, the preferred frequency of every year for the solicitation of advisory stockholder approval of the compensation paid to our named executive officers. In light of the vote of the stockholders on this proposal and consistent with our Board of Director’s recommendation, the Company will continue to include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

4. Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-votes
88,335,406	275,986	12,901	0

The stockholders ratified the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Connie Chen
Connie Chen

General Counsel, Compliance Officer and Secretary

Date: June 7, 2019